Exhibit 24.2






                   CONSENT OF INDEPENDENT AUDITORS



We consent  to  the  incorporation  by  reference  in the Registration
Statement (Form S-8 No. 33-            ) pertaining to Maxicare Health
Plans, Inc. 1999 Stock Option Plan with respect to the consolidated financial statements and schedules of Maxicare Health Plans, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998 filed with the Securities and Exchange Commission.






                                       Ernst & Young LLP





Los Angeles, California
September 23, 1999